SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2020
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PREPARATION

Fly is a holding company that conducts its business through its subsidiaries. Fly directly or indirectly owns all of the common shares of its consolidated subsidiaries. The consolidated financial statements presented are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The consolidated financial statements include the accounts of Fly and all of its subsidiaries. In instances where it is the primary beneficiary, the Company consolidates a Variable Interest Entity (“VIE”). Fly is deemed the primary beneficiary when it has both the power to direct the activities of the VIE that most significantly impact the economic performance of such VIE, and it bears the significant risk of loss and participates in gains of the VIE. All intercompany transactions and balances have been eliminated. The consolidated financial statements are stated in U.S. Dollars, which is the principal operating currency of the Company.

The Company has one operating and reportable segment which is aircraft and aircraft equipment leasing.

Certain amounts in prior period consolidated financial statements have been reclassified to conform to the current period presentation.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The use of estimates is or could be a significant factor affecting the reported carrying values of rent receivables, flight equipment, deferred tax assets, liabilities and reserves. To the extent available, the Company utilizes industry specific resources, third-party appraisers and other materials to support management’s estimates, particularly with respect to flight equipment. Despite management’s best efforts to accurately estimate such amounts, actual results could differ from those estimates.

RISKS AND UNCERTAINTIES

The Company encounters several types of risk during the course of its business, including credit, market, aviation industry and capital market risks. Credit risk addresses a lessee’s or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects the change in the value of derivatives and credit facilities due to changes in interest rate spreads or other market factors, including the value of collateral underlying the Company’s credit facilities. Aviation industry risk is the risk of a downturn in the commercial aviation industry, as a result of global, regional or industry-specific factors, which could adversely impact a lessee’s ability to make payments, increase the risk of unscheduled lease terminations and depress lease rates and the value of the Company’s aircraft and aircraft equipment. Capital market risk is the risk that the Company is unable to obtain capital at reasonable rates to fund the growth of its business or to refinance existing credit facilities.

COVID-19 PANDEMIC

On January 30, 2020, the spread of COVID-19 was declared a Public Health Emergency of International Concern by the World Health Organization (“WHO”), and on March 11, 2020, the WHO characterized the COVID-19 outbreak as a pandemic. The COVID-19 pandemic and the measures that governments and private parties have implemented in response to the pandemic have caused significant economic disruption and have had, and are likely to continue to have, a material adverse effect on the demand for worldwide air travel, the airline industry and demand for commercial jet aircraft globally, all of which have had, and are likely to continue to have, an adverse effect on the Company’s business, results of operations, financial condition, cash flows and growth prospects.

Beginning in March 2020 and continuing into 2021, airlines around the world experienced a material decline in demand for their services as well as materially increased cancellations for pre-paid trips compared to historic norms. Although air travel demand improved in the second half of 2020, it remained significantly less than the prior year. These circumstances have had a material adverse effect on the ability of the Company’s lessees to fulfill their obligations under their leases with the Company and, in some cases, have cause the Company’s lessees to default on their obligations, or to initiate bankruptcy or similar proceedings.

In response to these developments, beginning in March 2020 and continuing into 2021, the Company has worked closely with its airline customers to support their continued operations, while at the same time seeking to enhance the Company’s liquidity and position it for recovery.

During the year ended December 31, 2020, the Company executed agreements with 16 lessees to defer their rent payment obligations for 37 aircraft totaling $64.0 million due to us over the life of the leases. These deferrals are for an average of nine months with approximately half of the deferrals to be repaid by the end of 2021. The Company also agreed to lease restructurings with certain of its lessees. In addition to rent deferrals, the significant decline in air travel has resulted in decreased usage of the Company’s aircraft by lessees, which is likely to reduce future supplemental maintenance rent and end-of-lease compensation payable by the lessees to the Company. Reductions in payments by the Company’s lessees under their leases has adversely affected the Company’s cash flows and its results of operations.

The Company’s unrestricted cash and cash equivalents as of December 31, 2020, was $132.1 million, as a result of the Company’s efforts to enhance its liquidity and strengthen its financial position. In the fourth quarter of 2020, the Company entered into a $180.0 million senior secured term loan with a consortium of lenders, and repurchased and redeemed the principal amount of $325.0 million of its 6.375% Senior Notes due 2021. In addition, in the fourth quarter of 2020, the Company sold two aircraft, which generated additional cash to strengthen the Company’s financial condition. The Company had also suspended share repurchases in March 2020 and this program expired in September 2020.

The full extent of the impact of COVID-19 on the airline industry and the Company’s business, results of operations, financial condition, cash flows, and growth prospects is uncertain and will depend on many factors outside the Company’s control, including, without limitation, the timing, extent, trajectory and duration of the pandemic; the availability, distribution and effectiveness of vaccines; the measures implemented by governments or private parties to reduce the spread of COVID-19; and the impact of the pandemic on the global economy and demand for air travel.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash and cash equivalents are held by major financial institutions.

RESTRICTED CASH AND CASH EQUIVALENTS

The Company’s restricted cash and cash equivalents consist primarily of (i) security deposits and certain maintenance payments received from lessees under the terms of the lease agreements, (ii) a portion of rents collected which may be required to be held as cash collateral under certain of the Company’s debt facilities and (iii) other cash, which may be subject to withdrawal restrictions pursuant to the Company’s credit agreements. All restricted cash is held by major financial institutions in segregated accounts.

RENT RECEIVABLES

Rent receivables represent unpaid lessee obligations under existing lease contracts. The allowance for uncollectible operating lease receivables is maintained at a level believed by management to be adequate to absorb probable losses associated with rent receivables. The assessment of credit risk is primarily based on the extent to which amounts outstanding exceed the value of security held, the financial strength and condition of a debtor and the current economic and regulatory conditions of the debtor’s operating environment. Determination of the allowance is inherently subjective as it requires significant estimates, including the amounts and timing of expected future cash flows and consideration of current factors and economic trends impacting the lessees and their credit worthiness, all of which may be susceptible to significant change.

The Company maintains an allowance for uncollectible operating lease receivables for losses it estimates will arise from its lessees’ inability to make their required lease payments. The Company evaluates the collectability of rent receivables and determines the appropriate provision for uncollectible operating lease receivables based on historical experience and a review of specific lessees. Uncollectible rent receivables are charged off against the allowance, while recoveries of amounts previously charged off are credited to the allowance. During the year ended December 31, 2020, the Company recorded a provision for uncollectible operating lease receivables of $4.0 million.

In addition, the Company places a lessee on non-accrual status once it determines that it is no longer probable that the Company will receive the economic benefits of the lease. The Company recognizes revenue from a lessee on non-accrual status to the extent cash is received.

INVESTMENT IN FINANCE LEASE

The Company has recorded one lease as an investment in finance lease. The investment in finance lease equals the sum of amounts to be received under the lease, plus the estimated residual value of the equipment at lease termination, less unearned income. Residual value reflects management’s estimate of the amounts to be received at lease termination from the re-lease or disposition of the leased equipment. Initial unearned income represents the amount by which the original sum of the lease receivable and the estimated residual value exceeds the original cost of the leased equipment. Unearned income is recognized as finance lease income over the lease term in a manner that produces a constant rate of return on the net investment in the lease based on an implicit interest rate. Initial direct costs and fees related to lease origination are deferred as part of the investment and amortized over the lease term.

FLIGHT EQUIPMENT HELD FOR SALE

Flight equipment is classified as held for sale when the Company commits to and commences a plan of sale that is reasonably expected to be completed within one year and satisfies other criteria. Flight equipment held for sale is recorded at the lesser of carrying value or fair value, less estimated cost to sell. The Company continues to recognize rent from aircraft held for sale until the date the aircraft is sold. An impairment loss is recorded for an asset or asset group held for sale when the carrying value of the asset or asset group exceeds its fair value, less estimated cost to sell. Aircraft classified as flight equipment held for sale are not depreciated.

Subsequent changes to the asset’s fair value are recorded as adjustments to the carrying value of the flight equipment. However, any such adjustment will not cause the asset’s fair value to exceed its original carrying value.

FLIGHT EQUIPMENT HELD FOR OPERATING LEASE

Flight equipment held for operating lease is recorded at cost, net of any impairment charges, and depreciated to estimated residual values on a straight-line basis over their estimated remaining useful lives. Useful life is generally 25 years from the date of manufacture. Residual values are generally estimated to be 15% of the original manufacturer’s estimated realized price for the flight equipment when new. Management may, at its discretion, make exceptions to this policy on a case by case basis when, in its judgment, the residual value calculated pursuant to this policy does not appear to reflect current expectations of residual values. Examples of such situations include, but are not limited to:

●	Flight equipment where original manufacturer’s prices are not relevant due to plane modifications and conversions.

●	Flight equipment that is out of production and may have a shorter useful life or lower residual value due to obsolescence.

●	The remaining life of a converted freighter is determined based on the date of conversion, in which case, the total useful life may extend beyond 25 years from the date of manufacture.

●	Flight equipment that management believes will be disposed of prior to the end of its estimated useful life.

Estimated residual values and useful lives of flight equipment are reviewed and adjusted, if appropriate, during each reporting period.

Aircraft improvements or lessee-specific aircraft modifications to be performed by the Company pursuant to a lease agreement are accounted for as lease incentives and amortized against revenue over the term of the lease, assuming no lease renewal. Generally, lessees are responsible for repairs, scheduled maintenance and overhauls during the lease term and compliance with return conditions of flight equipment at lease termination.

Major aircraft improvements and modifications incurred during an off-lease period are capitalized and depreciated over a period to the next scheduled maintenance event. In addition, costs paid by the Company for scheduled maintenance and overhauls are also capitalized and depreciated over a period to the next scheduled maintenance or overhaul event. Miscellaneous repairs are expensed when incurred.

IMPAIRMENT OF FLIGHT EQUIPMENT

Impairment analyses require the use of assumptions and estimates, including the level of future projected rents, the estimated residual value of the flight equipment to be realized upon sale at some future date, estimated downtime between re-leasing events, the amount of re-leasing costs and the discount rate utilized to calculate the present value of expected future cash flows.

The Company evaluates flight equipment for impairment at least annually or whenever events or circumstances indicate that the carrying amounts of such assets may not be recoverable. The Company’s evaluation of impairment indicators include, but is not limited to, recent transactions for similar aircraft or aircraft equipment, adverse changes in market conditions for specific aircraft or engine types, changes in third party appraisals of aircraft and aircraft equipment, and a significant decline in lease rates. When events or changes in circumstances exist, the Company performs a review for recoverability by comparing undiscounted future cash flows to their respective carrying amounts.  The review for recoverability includes an assessment of currently contracted lease rates, future projected lease rates, re-leasing costs, estimated down time and estimated residual or scrap values of the aircraft on its eventual disposition.

Future cash flows are assumed to occur under current market conditions and assume adequate time for a sale between a willing and able buyer and a willing seller. Expected future lease rates are based on all relevant information available, including the existing lease, current contracted rates for similar aircraft, appraisal data and industry trends. Residual value assumptions generally reflect an aircraft’s salvage value, except where more recent industry information indicates a different value is appropriate.

If the sum of the expected future undiscounted cash flows without interest charges is less than the carrying amount of the asset, the Company will assess whether the carrying value of the flight equipment exceeds the fair value and an impairment loss is required. In that instance, an impairment loss is recognized equal to the excess of the carrying amount of the impaired asset over its fair value. Fair value reflects the present value of the expected future cash flows, including residual value, discounted at an appropriate rate.

During the year ended December 31, 2020, the Company recognized impairment of $115.0 million. Changes to expected future cash flows could result in impairment charges which could have a significant impact on the Company’s results of operations.

MAINTENANCE RIGHTS

The Company identifies, measures and accounts for maintenance right assets and liabilities associated with its acquisitions of aircraft or aircraft equipment with in-place leases. A maintenance right asset represents the value of its contractual right under a lease to receive an aircraft or aircraft equipment in an improved maintenance condition at lease expiry as compared to the maintenance condition on the acquisition date. A maintenance right liability represents the Company’s obligation to pay the lessee for the difference between the contractual maintenance condition of the aircraft or aircraft equipment at lease expiry and the actual maintenance condition of the aircraft or aircraft equipment on the acquisition date.

The Company’s aircraft and aircraft equipment are typically subject to triple-net leases pursuant to which the lessee is responsible for maintenance, which is accomplished through one of two types of provisions in its leases: (i) end of lease return conditions (EOL Leases) or (ii) periodic maintenance payments (MR Leases).

EOL Leases

Under EOL Leases, the lessee is obligated to comply with certain return conditions which require the lessee to perform lease end maintenance work or make cash compensation payments at the end of the lease to bring the aircraft or aircraft equipment into a specified maintenance condition.

Maintenance right assets in EOL Leases represent the difference in value between the contractual right to receive an aircraft or aircraft equipment in an improved maintenance condition at lease expiry as compared to the maintenance condition on the acquisition date. Maintenance right liabilities exist in EOL Leases if, on the acquisition date, the maintenance condition of the aircraft or aircraft equipment is greater than the contractual return condition in the lease at lease expiry and the Company is required to pay the lessee in cash for the improved maintenance condition.

When the Company has recorded maintenance right assets with respect to EOL Leases, the following accounting scenarios exist: (i) the aircraft or aircraft equipment is returned at lease expiry in the contractually required maintenance condition without any cash payment to the Company by the lessee, the maintenance right asset is relieved and an aircraft improvement is recorded to the extent the improvement is substantiated and deemed to meet the Company’s capitalization policy; (ii) the lessee pays the Company cash compensation at lease expiry in excess of the value of the maintenance right asset, the maintenance right asset is relieved and any excess is recognized as end of lease income; or (iii) the lessee pays the Company cash compensation at lease expiry that is less than the value of the maintenance right asset, the cash is applied to the maintenance right asset and the balance of such asset is relieved and recorded as an aircraft improvement to the extent the improvement is substantiated and meets the Company’s capitalization policy. Any aircraft improvement will be depreciated over a period to the next scheduled maintenance event in accordance with the Company’s policy with respect to major maintenance.

When the Company has recorded maintenance right liabilities with respect to EOL Leases, the following accounting scenarios exist: (i) the aircraft or aircraft equipment is returned at lease expiry in the contractually required maintenance condition without any cash payment by the Company to the lessee, the maintenance right liability is relieved and end of lease income is recognized; (ii) the Company pays the lessee cash compensation at lease expiry of less than the value of the maintenance right liability, the maintenance right liability is relieved and any difference is recognized as end of lease income; or (iii) the Company pays the lessee cash compensation at lease expiry in excess of the value of the maintenance right liability, the maintenance right liability is relieved and the excess amount is recorded as an aircraft improvement to the extent the improvement is substantiated and deemed to meet the Company’s capitalization policy.

MR Leases

Under MR Leases, the lessee is required to make periodic maintenance payments to the Company based upon usage of the aircraft or aircraft equipment. When qualified major maintenance is performed during the lease term, the Company is required to reimburse the lessee for the costs associated with such maintenance. At the end of lease, the Company is entitled to retain any cash receipts in excess of the required reimbursements to the lessee.

Maintenance right assets in MR Leases represent the right to receive an aircraft or aircraft equipment in an improved condition relative to the actual condition on the acquisition date. The aircraft or aircraft equipment is improved by the performance of qualified major maintenance paid for by the lessee who is reimbursed by the Company from the periodic maintenance payments that it receives.

When the Company has recorded maintenance right assets with respect to MR Leases, the following accounting scenarios exist: (i) the aircraft or aircraft equipment is returned at lease expiry and no qualified major maintenance has been performed by the lessee since the acquisition date, the maintenance right asset is offset by the amount of the associated maintenance payment liability and any excess is recorded as end of lease income; or (ii) the Company has reimbursed the lessee for the performance of qualified major maintenance, the maintenance right asset is relieved and an aircraft improvement is recorded.

There are no maintenance right liabilities for MR Leases.

When flight equipment is sold, maintenance rights are released from the balance sheet as part of the disposition gain or loss.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments to manage its exposure to interest rate and foreign currency risks. All derivatives are recognized on the balance sheet at their fair values. Pursuant to U.S. GAAP, changes in the fair value of the item being hedged are recognized into earnings in the same period and in the same income statement line as the change in the fair value of the derivative instrument. On the date that the Company enters into a derivative contract, the Company typically documents all relationships between the hedging instruments and the hedged items, as well as its risk management objective and strategy for undertaking each hedge transaction.

Derivative instruments designated in a hedge relationship to mitigate exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Cash flow hedges are accounted for by recording the fair value of the derivative instrument on the balance sheet as either a freestanding asset or liability. Changes in the fair value of a derivative that is designated and qualifies as an effective cash flow hedge are recorded in accumulated other comprehensive income, net of tax, until earnings are affected by the variability of cash flows of the hedged item. Any gains or losses from derivatives that are not highly effective in hedging the variability of expected cash flows of the hedged items or that do not qualify for hedge accounting treatment are recognized directly into income.

At the hedge’s inception and at least every reporting period thereafter, a formal assessment is performed to determine whether changes in cash flows of the derivative instrument have been highly effective in offsetting changes in the cash flows of the hedged items and whether they are expected to be highly effective in the future. The Company discontinues hedge accounting prospectively when (i) it determines that the derivative is no longer effective in offsetting changes in the cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; or (iii) management determines that designating the derivative as a hedging instrument is no longer appropriate. In all situations in which hedge accounting is discontinued and the derivative remains outstanding, the derivative instrument is carried at its fair value on the balance sheet with changes in fair value recognized into current-period earnings. The remaining balance in accumulated other comprehensive income associated with the derivative that has been discontinued is not recognized in the income statement unless it is probable that the forecasted transaction will not occur. Such amounts are recognized in earnings when earnings are affected by the hedged transaction.

OTHER ASSETS

Other assets consist primarily of the Company’s Portfolio B orderbook value (see Note 17 below), investment in equity certificates which are considered marketable securities, net value added tax receivables, investment in unconsolidated subsidiary and other miscellaneous receivables.

Investment in equity certificates are initially accounted for at cost and subsequent changes in fair value are recognized into income.

SECURITY DEPOSITS

In the normal course of leasing flight equipment to third parties under its lease agreements, the Company receives cash or letters of credit as security for certain contractual obligations, which are held on deposit until termination of the lease. Security deposits are returned to the lessee at lease termination or taken into income if the lessee fails to perform under its lease.

MAINTENANCE PAYMENT LIABILITY

The Company’s flight equipment is typically subject to triple-net leases under which the lessee is responsible for maintenance, insurance and taxes. Fly’s leases also obligate the lessees to comply with all governmental requirements applicable to the flight equipment, including without limitation, operational, maintenance, registration and airworthiness directives.

Under the terms of the lease agreements, cash collected from lessees for future maintenance of the aircraft is recorded as maintenance payment liabilities. The Company does not recognize such maintenance payments as revenue during the lease term. Maintenance payment liabilities are attributable to specific aircraft and are typically based on hours or cycles of utilization, depending upon the component. Upon the occurrence of qualified maintenance events, the lessee submits a request for reimbursement and upon disbursement of the funds, the liability is relieved.

The lessor may be obligated to contribute to maintenance related expenses on an aircraft during the term of the lease. In other instances, the lessee or lessor may be obligated to make a payment to the other party at lease termination based on a computation stipulated in the lease agreement. The calculation is based on utilization and condition of the airframe, engines and other major life-limited components as determined at lease termination.

At lease termination, maintenance payment liabilities are offset against any maintenance right balance for the aircraft, and the remainder is recognized as end of lease income. When flight equipment is sold, the maintenance payment liability amounts may be remitted to the buyer in accordance with the terms of the related agreements and are released from the balance sheet as part of the disposition gain or loss.

REVENUE RECOGNITION

The Company principally leases flight equipment under operating leases. Revenues are recognized to the extent that it is probable that the economic benefits will flow to the Company and the revenue can be reliably measured. Where revenue amounts do not meet these recognition criteria, recognition is delayed until the criteria are met.

●
Operating lease revenue. The Company receives lease revenue from flight equipment under operating leases. Rental income from aircraft and aircraft equipment is recognized on a straight-line basis over the initial term of the respective lease. The operating lease agreements generally do not provide for purchase options, however, the leases may allow the lessee to exercise an option to extend the lease for an additional term. Contingent rents are recognized as revenue when the contingency is resolved. Revenue is not recognized when collection is not probable.

Changes to the timing of cash rent receipts, such as under rent deferral arrangements, do not generally affect the total amount of consideration to be received under the lease and therefore do not typically impact revenue recognition, provided that the Company determines collection of rents is probable.

●
End of lease income. The amount of end of lease income the Company recognizes in any reporting period is inherently volatile and depends upon a number of factors, including the timing of both scheduled and unscheduled lease expiries and the timing of maintenance performed on the aircraft or aircraft equipment by the lessee, among others.

●
Lease incentives. The Company’s leases may contain provisions which require it to contribute a portion of the lessee’s costs for heavy maintenance, overhaul or replacement of certain high-value components. The Company accounts for these expected payments as lease incentives, which are amortized as a reduction of lease revenue over the life of the lease.

●
Lease premiums and lease discounts. Lease premiums and lease discounts are amortized into operating lease revenue over the lease term. Amortization of lease premiums decreases rental revenue and amortization of lease discounts increases rental revenue.

●	Finance lease income. Revenue from finance lease is recognized using the interest method to produce a level yield over the life of the finance lease.

INCOME TAXES

The Company provides for income taxes by tax jurisdiction. Deferred income tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial statements and tax basis of existing assets and liabilities at the enacted tax rates expected to apply when the assets are recovered or liabilities are settled. A valuation allowance is used to reduce deferred tax assets to the amount that management ultimately expects to be more likely than not realized.

The Company recognizes an uncertain tax benefit only to the extent that it is more likely than not that the tax position will be sustained upon examination by the taxing authorities, based on the technical merits of the position. The Company has elected to classify interest on unpaid income taxes and penalties as a component of the provision (benefit) for income taxes. No interest on unpaid income taxes and penalties were incurred during each of the years ended December 31, 2020, 2019, or 2018.

NEW ACCOUNTING PRONOUNCEMENTS

In June 2016, the Financial Accounting Standards Board (the “FASB”) issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, which amends its guidance on the impairment of financial instruments. The standard adds to U.S. GAAP an impairment model, known as the current expected credit loss model, that is based on expected losses rather than incurred losses. Under the new guidance, an entity recognizes its estimate of lifetime expected credit losses as an allowance for most financial assets measured at amortized cost and certain other instruments, including trade and other receivables, investment in finance leases and off-balance sheet credit exposures. The FASB believes the new accounting standard will result in more timely recognition of losses. The standard is applied on a modified retrospective approach. ASU 2016-13 does not apply to operating lease receivables. The Company adopted the guidance effective January 1, 2020. The adoption of the standard did not have a material effect on the Company’s consolidated financial statements.

In July 2018, the FASB issued new guidance to provide entities with relief from the costs of implementing certain aspects of ASU 2016-02, Leases, (Topic 842). Under a new transition method, entities can elect to not restate comparative periods presented in financial statements in the period of adoption. The Company adopted the guidance effective January 1, 2019 and elected the practical expedients and transition relief. Accordingly, the adoption did not result in any adjustment to the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 removes the following disclosure requirements from Topic 820:

●	The amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy;

●	The policy for timing of transfers between levels; and

●	The valuation processes for Level 3 fair value measurements.

The following disclosure requirements were added to Topic 820:

●	The changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements at the end of the reporting period; and

●	The range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements.

The Company adopted the guidance effective January 1, 2020. The adoption of the standard did not have a material effect on the Company’s consolidated financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional expedients and exceptions to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. Modifications of contracts within the scope of Topics 310, Receivables, and 470, Debt, should be accounted for by prospectively adjusting the effective interest rate. Modifications of contracts within the scope of Topics 840, Leases, and 842, Leases, should be accounted for as a continuation of the existing contracts with no reassessments of the lease classification and the discount rate (for example, the incremental borrowing rate) or remeasurements of lease payments that otherwise would be required under those Topics for modifications not accounted for as separate contracts. Modifications of contracts do not require an entity to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract under Subtopic 815-15, Derivatives and Hedging—Embedded Derivatives. Entities electing to utilize expedients are required to disclose the nature of and reason for their elections to apply expedients in each interim and annual financial statement period in the fiscal year of adoption. The optional amendments are available for all entities from March 12, 2020 through December 31, 2022. The Company has elected to apply the hedge accounting expedients effective April 1, 2020. The election did not have a material effect on the Company’s consolidated financial statements. The Company will continue to evaluate the impact of the guidance and may apply other elections as applicable.

In April 2020, the FASB issued a question-and-answer document regarding accounting for lease concessions related to the effects of the COVID-19 pandemic. The document provides that a company may elect to account for lease concessions as if those concessions existed regardless of whether the enforceable rights and obligations for the concessions explicitly exist in the contract. Consequently, an entity will not have to analyze each contract to determine whether enforceable rights and obligations for concessions exist in the contract and can elect to apply or not apply the lease modification guidance under Leases ASC 842, to those contracts. This election is available for concessions that result in the total payments required by the modified contract being substantially the same as or less than total payments required by the original contract. Both lessees and lessors may make this election. The Company has elected to apply the relief related to lease concessions effective April 1, 2020.